UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026

NN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39268	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road, Suite 120
Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

(980) 264-4300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As further described below, at the 2026 Annual Meeting of Stockholders of NN, Inc. (the “Company”) held on May 20, 2026 (the “Annual Meeting”), the Company’s stockholders approved the Amended and Restated 2022 Omnibus Incentive Plan to, among other things, increase the number of shares of the Company’s common stock reserved for issuance thereunder by 2,000,000 shares (as so amended and restated, the “Amended 2022 Plan”), which has previously been adopted by the Company’s board of directors, subject to stockholder approval. A description of the terms and conditions of the Amended 2022 Plan is set forth on pages 21 to 31 in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 6, 2026 and is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended 2022 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Annual Meeting was held on May 20, 2026. As of March 23, 2026, the record date for the Annual Meeting, a total of 50,190,124 shares of the Company’s common stock were outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered the following proposals:
(1) To elect eight directors to serve for a term of one year;
(2) To approve the Amended 2022 Plan;
(3) To cast an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers; and
(4) To cast an advisory (non-binding) vote to ratify the selection of Grant Thornton LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2026.
The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Eight directors were elected to serve for a term of one year. The results were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Raynard D. Benvenuti	20,304,780	339,157	6,640,114	13,596,034
Harold C. Bevis	20,403,467	239,469	6,641,115	13,596,034
Christina E. Carroll	20,234,974	421,290	6,627,787	13,596,034
João Faria	20,399,097	256,692	6,628,262	13,596,034
Dr. Rajeev Gautam	26,491,738	377,519	414,794	13,596,034
Jeri J. Harman	20,271,358	371,332	6,641,361	13,596,034
Thomas H. Wilson, Jr.	20,305,665	349,872	6,628,514	13,596,034
Raymond T. White	25,600,326	1,268,930	414,795	13,596,034

Proposal 2

The Amended 2022 Plan was approved. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
19,933,766	1,034,018	6,316,267	13,596,034

Proposal 3

The advisory (non-binding) vote on the executive compensation of the Company’s named executive officers was in favor of executive compensation. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
19,954,589	831,475	6,497,987	13,596,034

Proposal 4

The Audit Committee’s selection of Grant Thornton LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2026 was ratified. The results were as follows:

For	Against	Abstentions
34,443,464	85,258	6,351,363

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1
NN, Inc. Amended and Restated 2022 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A (File No. 001-39268) filed with the Securities and Exchange Commission on April 6, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 20, 2026

NN, INC.

By:	/s/ Christopher H. Bohnert
Name:	Christopher H. Bohnert
Title:	Senior Vice President and Chief Financial Officer